BLACKROCK FUNDSSM

BlackRock Ultra-Short Obligations Fund

Supplement dated September 28, 2015 to the
Prospectus, Summary Prospectus

and Statement of Additional Information of the Fund, dated November 28, 2014

On September 24, 2015, the Board of Trustees of BlackRock FundsSM (the “Trust”) approved a proposal to close BlackRock Ultra-Short Obligations Fund (the “Fund”) to new investors and thereafter to liquidate the Fund. Accordingly, effective 4:00 P.M. (Eastern time) on September 28, 2015, the Fund will no longer accept purchase orders from new investors. On or about November 30, 2015 (the “Liquidation Date”), all of the assets of the Fund will be liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or, if they own Institutional Shares, they may exchange their Institutional Shares into the same class of shares of another fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date. The Fund may not achieve its investment objective as the Liquidation Date approaches.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.

ALLPRSAI-USO-0915SUP